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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2001


                               ZeroPlus.com, Inc.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      000-20865               52-1929282
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                        12800 MIDDLEBROOK ROAD, SUITE 400
                           GERMANTOWN, MARYLAND 20874
                                 (301) 601-8700
              (Address of principal executive offices ) (Zip Code)

       Registrant's telephone number, including area code: (301) 601-8700


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)




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                              ITEM 5. OTHER EVENTS.



Attached as Exhibit 99.1 is a press release issued by ZeroPlus.com, Inc. dated June 12, 2001, which is hereby incorporated by reference herein.


                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

         99.1 - Press Release, dated June 12, 2001.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 12, 2001

                                           ZeroPlus.com, Inc.

                                      By:  /S/ ROBERT A. VESCHI
                                           --------------------
                                           Robert A. Veschi
                                           President and Chief Executive Officer